UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2018

NEW JERSEY RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey		22-2376465
(State or other	001-08359	(IRS Employer
jurisdiction	(Commission	Identification
of incorporation)	File Number)	No.)

1415 Wyckoff Road
Wall, New Jersey		07719

(Address of principal executive offices)		(Zip Code)

(732) 938-1480

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

A. NJR $425,000,000 Amended and Restated Credit Agreement

On December 5, 2018, New Jersey Resources Corporation (“NJR”), as borrower, and certain of NJR’s unregulated subsidiaries, as guarantors (the “Guarantors”), entered into a $425,000,000 Amended and Restated Credit Agreement, dated as of December 5, 2018 (the “New NJR Credit Agreement”) with the several lenders party thereto, PNC Bank, National Association, as Administrative Agent, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association and U.S. Bank National Association, as Syndication Agents, and Bank of America, N.A., Mizuho Bank, Ltd. and TD Bank, N.A., as Documentation Agents. PNC Capital Markets LLC, JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC and U.S. Bank National Association, were the Joint Lead Arrangers of the New NJR Credit Agreement. The New NJR Credit Agreement refinances an earlier $425,000,000 revolving credit facility that was scheduled to expire on September 28, 2020, but has now been terminated. The New NJR Credit Agreement is scheduled to terminate on December 5, 2023, subject to two mutual options for a one-year extension beyond that date.

Borrowings under the New NJR Credit Agreement bear interest, at NJR’s option at (i) a rate per annum equal to the greater of (A) the Overnight Bank Funding Rate (as defined in the New NJR Credit Agreement) plus 0.5%, (B) the Prime Rate (as defined in the New NJR Credit Agreement) and (C) the Daily LIBOR Rate (as defined in the New NJR Credit Agreement) plus 100 basis points (1.00%), plus in the case of (A), (B), and (C), an applicable margin between 0.00% and 0.500%, depending upon the credit rating of New Jersey Natural Gas Company, a wholly-owned subsidiary of NJR, from Standard & Poor’s and Moody’s Investor Services, Inc., or a successor nationally recognized statistical rating agency (“NJNG Credit Rating”), or (ii) a rate per annum equal to the LIBOR Rate plus an applicable margin of 0.875% to 1.500%, depending on the NJNG Credit Rating. The Commitment Fee Rate for the New NJR Credit Agreement may range from 0.075% to 0.200%, depending upon the NJNG Credit Rating. As of the closing of the New NJR Credit Agreement, the Commitment Fee Rate was 0.075%, the applicable margin for loans described in (i) above was 0.00% and the applicable margin for loans described in (ii) above was 0.875%. The New NJR Credit Agreement permits the borrowing of revolving loans and swingline loans, and includes a $75,000,000 sublimit for the issuance of letters of credit. The New NJR Credit Agreement also includes an accordion feature, which would allow NJR, in the absence of a default or event of default, to request an increase from time to time, with the existing or new lenders, of the revolving credit commitments under the New NJR Credit Agreement of a minimum of $50,000,000 up to a maximum of $250,000,000.

The New NJR Credit Agreement contains representations, warranties, covenants, conditions and defaults customary for transactions of this type, including but not limited to: (a) a maximum leverage ratio (consolidated total indebtedness to consolidated total capitalization as defined in the New NJR Credit Agreement), of not more than 0.65 to 1.00 at any time; (b) limitations on liens and incurrence of debt, investments, mergers and asset dispositions, and the use of the proceeds of the New NJR Credit Agreement; (c) requirements to preserve corporate existence, and comply with laws; and (d) default provisions, including defaults for non-payment, breach of representations and warranties, insolvency, non-performance of covenants, cross-defaults and guarantor defaults. The occurrence of an event of default under the New NJR Credit Agreement could result in all loans and other obligations of NJR becoming immediately due and payable and the New NJR Credit Agreement being terminated.

A copy of the New NJR Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The foregoing summary of the New NJR Credit Agreement is qualified in its entirety by reference to the text of the New NJR Credit Agreement filed herewith.

NJR and its affiliates regularly engage the banks listed above to provide other banking services. All of these engagements are negotiated at arm’s length.

B. NJNG $250,000,000 Amended and Restated Credit Agreement

On December 5, 2018, New Jersey Natural Gas Company (“NJNG”), as borrower, entered into a $250,000,000, Amended and Restated Credit Agreement, dated as of December 5, 2018 (the “New NJNG Credit Agreement”), with the several lenders parties thereto, and PNC Bank, National Association, as Administrative Agent, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association and U.S. Bank National Association, as Syndication Agents, and Bank of America, N.A., Mizuho Bank, Ltd. and TD Bank, N.A., as Documentation Agents. PNC Capital Markets LLC, JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC and U.S. Bank National Association, were the Joint Lead Arrangers of the New NJNG Credit Facility. The New NJNG Credit Agreement refinances an earlier credit facility that provided for a $250,000,000 revolving credit facility that was scheduled to expire on May 15, 2019, but has now been terminated. The New NJNG Credit Agreement is scheduled to terminate on December 5, 2023, subject to two mutual options for a one-year extension beyond that date.

Borrowings under the New NJNG Credit Agreement bear interest, at NJNG’s option at (i) a rate per annum equal to the greater of (A) the Overnight Bank Funding Rate (as defined in the New NJNG Credit Agreement) plus 0.5%, (B) the Prime Rate (as defined in the New NJNG Credit Agreement) and (C) the Daily LIBOR Rate (as defined in the New NJNG Credit Agreement) plus 100 basis points (1.00%), plus in the case of (A), (B), and (C), an applicable margin between 0.00% and 0.500%, depending upon the credit rating of NJNG from Standard & Poor’s and Moody’s Investor Services, Inc., or another nationally recognized statistical rating agency (“Credit Rating”), or (ii) a rate per annum equal to the LIBOR Rate plus an applicable margin of 0.875% to 1.500%, depending on the Credit Rating. The Commitment Fee Rate for the New NJNG Credit Agreement may range from 0.075% to 0.200%, depending upon the Credit Rating. As of the closing of the New NJNG Credit Agreement, the Commitment Fee Rate was 0.075%, the applicable margin for loans described in (i) above was 0.00% and the applicable margin for loans described in (ii) above was 0.875%. The New NJNG Credit Agreement permits the borrowing of revolving loans and swingline loans, and includes a $30,000,000 sublimit for the issuance of letters of credit. The New NJNG Credit Agreement also includes an accordion feature, which would allow NJNG, in the absence of a default or event of default, to request an increase from time to time, from the existing or new lenders, of the revolving credit commitments under the New NJNG Credit Agreement of a minimum of $50,000,000 up to a maximum of $100,000,000.

The New NJNG Credit Agreement contains representations, warranties, covenants, conditions and defaults customary for transactions of this type, including but not limited to: (a) a maximum leverage ratio (consolidated total indebtedness to consolidated total capitalization as defined in the New NJNG Credit Agreement), of not more than 0.65 to 1.00 at any time; (b) limitations on liens and incurrence of debt, investments, mergers and asset dispositions, and the use of the proceeds of the New NJNG Credit Agreement; (c) requirements to preserve corporate existence, and comply with laws; and (d) default provisions, including defaults for non-payment, breaches of representations and warranties, insolvency, and non-performance of covenants, cross-defaults and guarantor defaults. The occurrence of an event of default under the New NJNG Credit Agreement could result in all loans and other obligations of NJNG becoming immediately due and payable and the New NJNG Credit Agreement being terminated.

A copy of the New NJNG Credit Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The foregoing summary of the New NJNG Credit Agreement is qualified in its entirety by reference to the text of the New NJNG Credit Agreement filed herewith. NJNG and its affiliates regularly engage the banks listed above to provide other banking services. All of these engagements are negotiated at arm’s length.

Item 1.02 Termination of a Material Definitive Agreement.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
10.1	$425,000,000 Amended and Restated Credit Agreement dated as of December 5, 2018, by and among NJR, the guarantors thereto, the lenders party thereto, PNC Bank, National Association, as Administrative Agent, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association and U.S. Bank National Association, as Syndication Agents, and Bank of America, N.A., Mizuho Bank, Ltd. and TD Bank, N.A., as Documentation Agents.

10.2	$250,000,000 Amended and Restated Credit Agreement dated as of December 5, 2018, by and among NJNG, the lenders party thereto, PNC Bank, National Association, as Administrative Agent, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association and U.S. Bank National Association, as Syndication Agents, and Bank of America, N.A., Mizuho Bank, Ltd. and TD Bank, N.A., as Documentation Agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2018

NEW JERSEY RESOURCES CORPORATION

By:	/s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	$425,000,000 Amended and Restated Credit Agreement dated as of December 5, 2018, by and among NJR, the guarantors thereto, the lenders party thereto, PNC Bank, National Association, as Administrative Agent, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association and U.S. Bank National Association, as Syndication Agents, and Bank of America, N.A., Mizuho Bank, Ltd. and TD Bank, N.A., as Documentation Agents.

10.2	$250,000,000 Amended and Restated Credit Agreement dated as of December 5, 2018, by and among NJNG, the lenders party thereto, PNC Bank, National Association, as Administrative Agent, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association and U.S. Bank National Association, as Syndication Agents, and Bank of America, N.A., Mizuho Bank, Ltd. and TD Bank, N.A., as Documentation Agents.